Income Taxes	12 Months Ended
Dec. 31, 2024
Income Taxes
Income Taxes

10. Income Taxes

The components of the gross deferred tax asset and related valuation allowance at December 31 were as follows:

	2024	2023
Deferred income tax assets:
Net operating loss carryforward	$96,811,786	$88,746,869
Research and orphan drug credits	54,937,994	53,152,849
Capitalized research costs	11,861,613	10,748,355
Capitalized start-up costs	339,138	532,931
Patent amortization	27,071	42,541
Stock-based compensation	6,699,628	7,324,617
Accrued bonus	25,356	704,974
Operating lease liabilities	18,394	222,452
Other	1,303	87,097
Gross deferred income tax assets	170,722,283	161,562,685
Valuation allowance	(170,722,283)	(161,351,398)
Net deferred income tax assets	—	211,287

Deferred income tax liabilities:
Operating lease right-of-use assets	—	(211,287)
Gross deferred income tax liabilities	—	(211,287)
Net deferred income tax asset/(liability)	$—	$—

Based on the Company’s operating history and management’s expectation regarding future profitability, management believes the Company’s deferred tax assets will not be realizable under ASC 740, Income Taxes. Accordingly, a full valuation allowance was recorded as of December 31, 2024 and 2023.

As of December 31, 2024, the Company had $351.8 million of U.S. Federal and state net operating losses, $10.9 million of research and development tax credits and $44.1 million of orphan drug tax credits available to carry forward. A portion of the net operating loss carryforwards will begin to expire in 2025, the research and development tax credits in 2025 and the orphan drug tax credit in 2033. Under current federal income tax laws, federal net operating losses incurred in 2018 and in future years may be carried forward indefinitely, but the deductibility of such federal net operating losses is limited.

The Company’s tax attributes, including net operating losses and credits, are subject to any ownership changes as defined under Internal Revenue Code Sections 382 and 383. A change in ownership could affect the Company’s ability to utilize its net operating losses and credits. As of December 31, 2024, the Company does not believe that an ownership change has occurred. Any future ownership changes, such as the consummation of the Merger, may cause a limitation on the Company’s ability to utilize existing tax attributes.

The Company files income tax returns in the U.S. federal jurisdiction and the State of Maryland is the only significant state jurisdiction. The Company’s federal income tax returns for tax years 2005 and after remain subject to examination by the U.S. Internal Revenue Service due to tax attributes available to be carried forward to open or future tax years. The Company’s Maryland income tax returns for the tax years 2007 and thereafter remain subject to examination by the Comptroller of Maryland. In addition, all of the net operating losses, research and development tax credit and orphan drug credit carryforwards that may be used in future years are still subject to adjustment. The Company is not currently under examination from any taxing authorities.

The Company did not have unrecognized tax benefits as of December 31, 2024 and 2023, and does not anticipate this to change significantly over the next 12 months. The Company will recognize interest and penalties accrued on any unrecognized tax benefits as a component of income tax expense.

Reconciliations between the statutory federal income tax rate and the effective income tax rate of income tax expense is as follows as of December 31:

	2024	2023
U.S. Federal statutory tax rate	21.0%	21.0%
State taxes	5.9	6.3
Research credit	0.4	0.7
Orphan drug credit	4.1	4.1
Stock-based compensation	(5.1)	2.3
Executive compensation	(1.2)	(0.1)
Other	(0.4)	(3.5)
Change in valuation allowance	(24.7)	(30.8)
Provision for income taxes	—%	—%